1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR SECOND FISCAL QUARTER

  Second-quarter earnings per share from continuing operations increase 12% to 92 cents, excluding specified items

  Raises guidance for full fiscal year 2007 earnings per share from continuing operations to $3.76 to $3.80 from $3.71 to $3.77, excluding specified items

Franklin Lakes, NJ (April 25, 2007) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.576 billion for the second fiscal quarter ended March 31, 2007, representing an increase of 11 percent over the prior year period. This quarter’s growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 3 percentage points of the increase in quarterly revenues.

"We are pleased with the strength of our second quarter results and outlook for fiscal 2007. BD's strategy of providing innovative solutions to global healthcare needs continues to fuel our growth," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Our improving gross margin is providing the necessary resources to invest for the future. The combination of our strong operations, internal investments in research and development and recent acquisitions of GeneOhm and TriPath provides the basis for us to look to the future with confidence."

Analysis of Second Quarter and Six-Month Period of Fiscal Year 2007 and 2006 Earnings

Reported diluted earnings per share from continuing operations were 92 cents for the second quarter of fiscal 2007. The following analysis (Table 1) of diluted earnings per share from continuing operations for the second quarters of fiscal 2007 and 2006 identifies specified items that affect comparability of results between periods. As illustrated, second quarter fiscal 2007 diluted earnings per share from continuing operations increased by 12 percent over comparable second quarter fiscal 2006 diluted earnings per share from continuing operations of 82 cents, which exclude specified items. For the six-month periods, diluted earnings per share from continuing operations of $1.89 for fiscal 2007, which exclude specified item, increased by 13 percent over comparable fiscal 2006 diluted earnings per share from continuing operations of $1.67, which exclude specified items.

(Table 1)	Three Months Ended March 31,			Six Months Ended March 31,
	FY2007	FY2006	% Change	FY2007	FY2006	% Change

Diluted EPS from Continuing Operations:	$0.92	$0.63	46%	$1.44	$1.51	-5%

Specified Items:
In-Process Research and Development Charge(1)	—	0.21		0.45	0.21
Insurance Settlement(2)	—	(0.02)		—	(0.04)
Rounding	—	—		—	(0.01)
	—	0.19		0.45	0.16
Diluted EPS from Continuing Operations
Excluding Specified Items:	$0.92	$0.82	12%	$1.89	$1.67	13%

(1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development (“IPR&D”) charges recorded in the second quarter of fiscal 2006 and the first quarter of fiscal 2007 related to the GeneOhm and TriPath acquisitions, respectively.

(2) Represents the effect on diluted earnings per share from continuing operations of 2 cents in each of the first and second quarter of fiscal 2006 related to proceeds received from insurance settlements associated with the Company’s previously owned latex glove business.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $844 million, representing an increase of 10 percent from the prior year period. For the six-month period ended March 31, 2007, the BD Medical segment reported 10 percent revenue growth. Strong sales in the Pharmaceutical Systems unit continued to significantly contribute to the growth of the segment.

In the BD Diagnostics segment, worldwide revenues for the quarter were $473 million, representing an increase of 11 percent from the prior year’s quarter, despite continued slow sales of flu testing products. This growth includes $27 million of revenues from TriPath, which was acquired at the end of the first quarter of fiscal 2007. The Preanalytical Systems unit of the segment reported revenue growth of 8 percent. Second quarter revenues in the Diagnostic Systems unit of the segment increased 15 percent, again including revenues from the TriPath acquisition. For the six-month period ended March 31, 2007, the BD Diagnostics segment reported 7 percent revenue growth.

In the BD Biosciences segment, worldwide revenues for the quarter were $259 million, representing an increase of 13 percent from the prior year’s quarter. Flow cytometry instrument and reagent sales, as well as sales of advanced bioprocessing products, contributed to growth. For the six-month period ended March 31, 2007, the BD Biosciences segment reported 12 percent revenue growth, resulting from continued strong sales of those same products.

Geographic Results

Second quarter revenues in the U.S. were $754 million, representing an increase of 11 percent over the prior year period and include $27 million of revenues from TriPath. Revenues outside the U.S. were $822 million, representing an increase of 10 percent over the prior year period. Approximately 5 percentage points of the increase resulted from the favorable impact of foreign currency translation.

For the six-month period ended March 31, 2007, revenues in the U.S. were $1.475 billion, representing an increase of 10 percent over the prior year period. Revenues outside of the U.S. were $1.603 billion, representing an increase of 8 percent over the prior year period. Approximately 4 percentage points of the increase relate to the favorable impact from foreign currency translation.

Fiscal 2007 Outlook for Full Year

The following analysis (Table 2) of estimated diluted earnings per share from continuing operations for the full fiscal year identifies specified items that affect the comparability of results between periods. As illustrated, the Company estimates that diluted earnings per share from continuing operations, excluding specified item, for the full fiscal year 2007 will be in the $3.76 to $3.80 range, representing an increase of approximately 13 to 14 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.34 for the fiscal year 2006.

(Table 2)	Twelve Months Ended
	September 30,
	FY2007	FY2006	% Change
	(Estimated)

Diluted EPS from Continuing Operations:	$3.31-$3.35	$3.18	4%-5%

Specified Items:
In-Process Research and Development Charge(1)	0.45	0.21
Insurance Settlements(2)	—	(0.04)
Rounding	—	(0.01)
	0.45	0.16
Diluted EPS from Continuing Operations
Excluding Specified Items:	$3.76-$3.80	$3.34	13%-14%

(1) Represents the effect on diluted earnings per share from continuing operations of the IPR&D charges recorded in the first quarter of fiscal 2007 and the second quarter of fiscal 2006 related to the TriPath and GeneOhm acquisitions, respectively.

(2) Represents the effect on estimated diluted earnings per share from continuing operations of 2 cents in each of the first and second quarter of fiscal 2006 related to proceeds received from insurance settlements associated with the Company’s previously owned latex glove business.

Conference Call Information

A conference call regarding BD’s second fiscal quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Wednesday, April 25, 2007. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-866-373-9238 (domestic) and 1-203-369-0284 (international) through the close of business on Wednesday, May 2, 2007.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD

BD, a leading global medical technology company that manufactures and sells medical devices, instrument systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 27,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2007 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended March 31,
2007		2006	% Change

REVENUES	$1,575,922	$1,424,209	10.7

Cost of products sold	764,540	698,766	9.4
Selling and administrative	406,631	346,322	17.4
Research and development	86,687	127,715	(32.1)
TOTAL OPERATING COSTS
AND EXPENSES	1,257,858	1,172,803	7.3

OPERATING INCOME	318,064	251,406	26.5

Interest expense	(11,686)	(19,805)	(41.0)
Interest income	9,086	16,991	(46.5)
Other expense, net	5,872	(451)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	321,336	248,141	29.5

Income tax provision	85,797	84,683	1.3

INCOME FROM CONTINUING OPERATIONS	235,539	163,458	44.1

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX OF PROVISION / (BENEFIT) OF
$4,222 AND $(5,713), RESPECTIVELY	6,994	(9,390)	NM

NET INCOME	$242,533	$154,068	57.4

EARNINGS PER SHARE

Basic:
Income from continuing operations	$0.96	$0.66	45.5
Income/(loss) from discontinued operations	$0.03	$(0.04)	NM
Net income	$0.99	$0.62	59.7

Diluted:
Income from continuing operations	$0.92	$0.63	46.0
Income/(loss) from discontinued operations	$0.03	$(0.04)	NM
Net income (1)	$0.95	$0.60	58.3

AVERAGE SHARES OUTSTANDING

Basic	245,418	248,088
Diluted	254,740	258,299

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Three Months Ended March 31,
(Unaudited; Amounts in thousands, except per-share data)

	2006
	As	Insurance	GeneOhm	Excluding
	Reported	Settlement (1)	IPR&D (2)	Items

Selling and administrative	$346,322	$10,000	$—	$356,322
as a % of revenues	24.3%			25.0%

Research and development	127,715	—	(53,300)	74,415
as a % of revenues	9.0%			5.2%

Operating Income	251,406	(10,000)	53,300	294,706
as a % of revenues	17.7%			20.7%

Income taxes	84,683	(3,800)	—	80,883
effective tax rate	34.1%			27.8%

Income from continuing operations	163,458	(6,200)	53,300	210,558
as a % of revenues	11.5%			14.8%

Diluted earnings per share
Income from continuing operations	$0.63	$(0.02)	$0.21	$0.82

(1)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company's previously owned latex glove business.

(2)	Represents the in-process research and development ("IPR&D") charge related to the GeneOhm acquisition.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Six Months Ended March 31,
	2007	2006	% Change

REVENUES	$3,077,449	$2,818,054	9.2

Cost of products sold	1,473,474	1,364,712	8.0
Selling and administrative	790,715	695,349	13.7
Research and development	281,366	196,074	43.5
TOTAL OPERATING COSTS
AND EXPENSES	2,545,555	2,256,135	12.8

OPERATING INCOME	531,894	561,919	(5.3)

Interest expense	(24,555)	(36,565)	(32.8)
Interest income	25,200	31,662	(20.4)
Other expense, net	3,505	(1,614)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	536,044	555,402	(3.5)

Income tax provision	169,454	168,242	0.7

INCOME FROM CONTINUING OPERATIONS	366,590	387,160	(5.3)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION / (BENEFIT) OF
$11,362 AND $(9,262), RESPECTIVELY	18,822	(15,232)	NM

NET INCOME	$385,412	$371,928	3.6

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.49	$1.56	(4.5)
Income (loss) from discontinued operations	$0.08	$(0.06)	NM
Net income	$1.57	$1.50	4.7

Diluted:
Income from continuing operations	$1.44	$1.51	(4.6)
Income (loss) from discontinued operations	$0.07	$(0.06)	NM
Net income	$1.51	$1.45	4.1

AVERAGE SHARES OUTSTANDING

Basic	245,484	248,067
Diluted	255,178	257,145

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Six Months Ended March 31,
(Unaudited; Amounts in thousands, except per-share data)

	2007
	As	TriPath	Excluding
	Reported	IPR&D (1)	Charges

Research and development	$281,366	$(114,739)	$166,627
as a % of revenues	9.1%		5.4%

Operating Income	531,894	114,739	646,633
as a % of revenues	17.3%		21.0%

Income from continuing operations	536,044	114,739	650,783
as a % of revenues	17.4%		21.1%

Diluted earnings per share
Income from continuing operations	$1.44	$0.45	$1.89

(1) Represents the IPR&D charge related to the TriPath acquisition.

	2006
	As	Insurance	GeneOhm	Excluding
	Reported	Settlement (1)	IPR&D (2)	Items

Selling and administrative	$695,349	$17,000	$—	$712,349
as a % of revenues	24.7%			25.3%

Research and development	196,074	—	(53,300)	142,774
as a % of revenues	7.0%			5.1%

Operating Income	561,919	(17,000)	53,300	598,219
as a % of revenues	19.9%			21.2%

Income taxes	168,242	(6,460)	—	161,782
effective tax rate	30.3%			27.3%

Income from continuing operations	387,160	(10,540)	53,300	429,920
as a % of revenues	13.7%			15.3%

Diluted earnings per share
Income from continuing operations (3)	$1.51	$(0.04)	$0.21	$1.67

(1)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company's previously owned latex glove business.

(2)	Represents the IPR&D charge related to the GeneOhm acquisition.

(3)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2007	2006	% Change

BD MEDICAL
United States	$378,789	$350,061	8.2
International	465,355	420,169	10.8
TOTAL	$844,144	$770,230	9.6

BD DIAGNOSTICS
United States	$265,800	$228,569	16.3
International	207,430	196,598	5.5
TOTAL	$473,230	$425,167	11.3

BD BIOSCIENCES
United States	$109,429	$99,659	9.8
International	149,119	129,153	15.5
TOTAL	$258,548	$228,812	13.0

TOTAL REVENUES
United States	$754,018	$678,289	11.2
International	821,904	745,920	10.2
TOTAL	$1,575,922	$1,424,209	10.7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2007	2006	% Change

BD MEDICAL
United States	$760,596	$697,731	9.0
International	909,795	822,983	10.5
TOTAL	$1,670,391	$1,520,714	9.8

BD DIAGNOSTICS
United States	$508,699	$453,300	12.2
International	406,932	405,985	0.2
TOTAL	$915,631	$859,285	6.6

BD BIOSCIENCES
United States	$205,349	$189,330	8.5
International	286,078	248,725	15.0
TOTAL	$491,427	$438,055	12.2

TOTAL REVENUES
United States	$1,474,644	$1,340,361	10.0
International	1,602,805	1,477,693	8.5
TOTAL	$3,077,449	$2,818,054	9.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$230,881	$220,050	4.9
Diabetes Care	97,647	92,471	5.6
Pharmaceutical Systems	44,370	32,028	38.5
Ophthalmic Systems	5,891	5,512	6.9
TOTAL	$378,789	$350,061	8.2

BD DIAGNOSTICS
Preanalytical Systems	$131,937	$125,412	5.2
Diagnostic Systems	133,863	103,157	29.8
TOTAL	$265,800	$228,569	16.3

BD BIOSCIENCES
Discovery Labware	$37,710	$33,106	13.9
Immunocytometry Systems	51,546	46,226	11.5
Pharmingen	20,173	20,327	(0.8)
TOTAL	$109,429	$99,659	9.8

TOTAL UNITED STATES	$754,018	$678,289	11.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$216,459	$204,531	5.8	1.3	4.5
Diabetes Care	73,544	70,715	4.0	(0.8)	4.8
Pharmaceutical Systems	164,442	135,081	21.7	13.3	8.4
Ophthalmic Systems	10,910	9,842	10.9	3.4	7.5
TOTAL	$465,355	$420,169	10.8	4.9	5.9

BD DIAGNOSTICS
Preanalytical Systems	$112,809	$101,449	11.2	5.4	5.8
Diagnostic Systems	94,621	95,149	(0.6)	(4.3)	3.7
TOTAL	$207,430	$196,598	5.5	0.7	4.8

BD BIOSCIENCES
Discovery Labware	$32,625	$30,535	6.8	2.8	4.0
Immunocytometry Systems	93,056	77,348	20.3	14.6	5.7
Pharmingen	23,438	21,270	10.2	5.3	4.9
TOTAL	$149,119	$129,153	15.5	10.3	5.2

TOTAL INTERNATIONAL	$821,904	$745,920	10.2	4.7	5.5

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$447,340	$424,581	5.4	3.2	2.2
Diabetes Care	171,191	163,186	4.9	2.8	2.1
Pharmaceutical Systems	208,812	167,109	25.0	18.2	6.8
Ophthalmic Systems	16,801	15,354	9.4	4.6	4.8
TOTAL	$844,144	$770,230	9.6	6.4	3.2

BD DIAGNOSTICS
Preanalytical Systems	$244,746	$226,861	7.9	5.3	2.6
Diagnostic Systems	228,484	198,306	15.2	13.4	1.8
TOTAL	$473,230	$425,167	11.3	9.1	2.2

BD BIOSCIENCES
Discovery Labware	$70,335	$63,641	10.5	8.6	1.9
Immunocytometry Systems	144,602	123,574	17.0	13.5	3.5
Pharmingen	43,611	41,597	4.8	2.3	2.5
TOTAL	$258,548	$228,812	13.0	10.1	2.9

TOTAL REVENUES	$1,575,922	$1,424,209	10.7	7.8	2.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$473,183	$442,316	7.0
Diabetes Care	188,139	183,959	2.3
Pharmaceutical Systems	87,269	60,428	44.4
Ophthalmic Systems	12,005	11,028	8.9
TOTAL	$760,596	$697,731	9.0

BD DIAGNOSTICS
Preanalytical Systems	$263,640	$248,201	6.2
Diagnostic Systems	245,059	205,099	19.5
TOTAL	$508,699	$453,300	12.2

BD BIOSCIENCES
Discovery Labware	$71,798	$65,163	10.2
Immunocytometry Systems	95,450	86,663	10.1
Pharmingen	38,101	37,504	1.6
TOTAL	$205,349	$189,330	8.5

TOTAL UNITED STATES	$1,474,644	$1,340,361	10.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$441,909	$410,428	7.7	3.8	3.9
Diabetes Care	151,738	142,707	6.3	2.2	4.1
Pharmaceutical Systems	294,483	250,444	17.6	10.8	6.8
Ophthalmic Systems	21,665	19,404	11.7	5.5	6.2
TOTAL	$909,795	$822,983	10.5	5.7	4.8

BD DIAGNOSTICS
Preanalytical Systems	$221,179	$200,823	10.1	5.1	5.0
Diagnostic Systems	185,753	205,162	(9.5)	(12.3)	2.8
TOTAL	$406,932	$405,985	0.2	(3.7)	3.9

BD BIOSCIENCES
Discovery Labware	$62,426	$57,923	7.8	4.2	3.6
Immunocytometry Systems	178,752	149,763	19.4	14.5	4.9
Pharmingen	44,900	41,039	9.4	5.3	4.1
TOTAL	$286,078	$248,725	15.0	10.6	4.4

TOTAL INTERNATIONAL	$1,602,805	$1,477,693	8.5	3.9	4.6

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$915,092	$852,744	7.3	5.4	1.9
Diabetes Care	339,877	326,666	4.0	2.2	1.8
Pharmaceutical Systems	381,752	310,872	22.8	17.4	5.4
Ophthalmic Systems	33,670	30,432	10.6	6.7	3.9
TOTAL	$1,670,391	$1,520,714	9.8	7.2	2.6

BD DIAGNOSTICS
Preanalytical Systems	$484,819	$449,024	8.0	5.7	2.3
Diagnostic Systems	430,812	410,261	5.0	3.6	1.4
TOTAL	$915,631	$859,285	6.6	4.7	1.9

BD BIOSCIENCES
Discovery Labware	$134,224	$123,086	9.0	7.3	1.7
Immunocytometry Systems	274,202	236,426	16.0	12.9	3.1
Pharmingen	83,001	78,543	5.7	3.5	2.2
TOTAL	$491,427	$438,055	12.2	9.7	2.5

TOTAL REVENUES	$3,077,449	$2,818,054	9.2	6.8	2.4

BECTON DICKINSON AND COMPANY
SUMMARY OF ANNUAL SELECTED FINANCIAL DATA
Revised for Blood Glucose Monitoring Discontinued Operations
(Unaudited; Amounts in thousands, except per share data)

	2006	2005	2004	2003	2002	2001
OPERATIONS
Revenues	$5,738,017	$5,340,833	$4,893,915	$4,449,126	$3,960,359	$3,667,575
Research and development	355,172	267,664	230,768	218,524	201,075	193,753
Operating income	1,141,414	1,063,845	878,201	800,841	689,085	645,882
Income from continuing operations before income taxes	1,125,902	1,037,529	843,802	761,567	642,076	548,576	(1)
Income tax provision	310,792	325,009	204,852	182,058	153,673	139,278
Diluted earnings per share from continuing operations	$3.18	$2.73	$2.43	$2.20	$1.82	$1.52

FINANCIAL RELATIONSHIPS
Gross profit margin	51.3%	50.9%	50.5%	48.9%	48.3%	48.7%
Return on revenues (4)	14.2%	13.3%	13.1%	13.0%	12.3%	12.2	% (3)
Return on total assets (2)(4)	18.4%	18.4%	15.7%	15.2%	13.9%	13.9%
Return on equity (4)	22.9%	22.4%	21.4%	21.6%	20.3%	20.7	% (3)

ADDITIONAL DATA
Depreciation and amortization	$386,995	$382,669	$351,149	$332,815	$294,652	$291,993
Capital expenditures	457,067	315,840	260,473	253,007	253,491	364,076

(1)	Includes cumulative effect of accounting changes of $36.8 million ($.14 per basic and diluted share).

(2)	Earnings before interest expense, taxes and cumulative effect of accounting changes as a percent of average assets.

(3)	Excludes the cumulative effect of accounting changes.

(4)	Excludes discontinued operations.